SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 29, 2002


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-26694                                   93-0945003
        (Commission file number)               (IRS employer identification no.)

   585 West 500 South, Bountiful, Utah                       84010
(Address of principal executive offices)                   (Zip code)


                                 (801) 298-3360
              (Registrant's telephone number, including area code)



                       This document contains a total of 2 pages.
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Item 4. Changes in and Disagreements With Accountants on Accounting and
Financial Disclosure.

         On August 5, 2002, Specialized Health Products International, Inc. (the "Company") filed a current report on Form 8-K reporting that it had retained PricewaterhouseCoopers LLP ("PWC") as its independent auditor. Prior to the engagement of PWC, Arthur Andersen LLP ("AA") had acted as the Company's independent auditor. The office of AA that serviced the Company has been closed. The partner and manager who were responsible for the Company's account are no longer with AA. The Company has requested that AA provide the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-B, so that the Company can file such letter with the SEC. Despite the Company's reasonable efforts to obtain such a letter, AA has not responded to the request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SPECIALIZED HEALTH PRODUCTS
                                                INTERNATIONAL, INC.
                                                (Registrant)


Date: August 15, 2002                           By  /s/ Jeffrey M. Soinski
                                                   -----------------------
                                                   Jeffrey M. Soinski
                                                   President, Chief Executive
                                                   Officer and Director